Statements of Net Assets Available for Benefits - EBP 90-1026709 002 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments – at fair value	$ 18,446,560	$ 15,594,555
Receivables
Notes receivable from participants	113,705	74,843
Total assets	18,560,265	15,669,398
Net asset available for benefits	$ 18,560,265	$ 15,669,398